RenaissanceRe

RenaissanceRe Holdings Ltd.
Financial Supplement
September 30, 2012

Investors:
RenaissanceRe Holdings Ltd.
Rohan Pai
Director of Investor Relations
T: +1 441 295 4513

Media:
Kekst and Company
Peter Hill
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.
Contents

		Page(s)

Basis of Presentation		i

Financial Highlights		1

Income Statements
a.	Summary Consolidated Statements of Operations	2 - 3
b.	Consolidated Segment Underwriting Results	4 - 5
c.	Reinsurance Segment - Unit Underwriting Results	6 - 7
d.	Gross Premiums Written and Managed Premiums	8 - 9
e.	DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations	10 - 11

Balance Sheets
a.	Summary Consolidated Balance Sheets	12

Investments
a.	Investment Portfolio - Composition	13
b.	Summary of Other Investments	14
c.	Investment Income (Loss)	15
d.	Investment Portfolio - Effective Yield and Credit Rating	16
e.	Investment Portfolio - Change in Portfolio Composition	17
f.	Fixed Maturity Investments - Corporate Sector	18
g.	Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value	18

Loss Reserve Analysis
a.	Reserves for Claims and Claim Expenses	19
b.	Paid to Incurred Analysis	20

Other Items
a.	Earnings (Loss) per Share	21
b.	Equity in Earnings (Losses) of Other Ventures	22
c.	Other (Loss) Income	22
d.	Ratings	23

Comments on Regulation G		24 - 25

RenaissanceRe Holdings Ltd.
Basis of Presentation

This financial supplement includes certain non-GAAP financial measures including “operating income (loss) available (attributable) to RenaissanceRe common shareholders”, “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium”, “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 24 and 25 for Comments on Regulation G.
RenaissanceRe Holdings Ltd. is a global provider of reinsurance and insurance. The Company's business consists of three reportable segments: (1) Reinsurance, which includes catastrophe reinsurance, specialty reinsurance and certain property catastrophe and specialty joint ventures managed by Company's ventures unit, (2) Lloyd's, which includes reinsurance and insurance business written through RenaissanceRe Syndicate 1458 (“Syndicate 1458”), and (3) Insurance, which principally includes the Company's Bermuda-based insurance operations.
Cautionary Statement under “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this release contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.
All information contained herein is unaudited. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.
Financial Highlights

	Three months ended		Nine months ended
	September 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011
Highlights
Gross premiums written	$136,359	$139,938	$1,467,846	$1,392,006
Net premiums written	105,035	103,010	1,025,240	983,580
Net premiums earned	262,623	229,224	785,704	751,940
Net claims and claim expenses incurred	73,215	77,830	138,318	857,628
Underwriting income (loss)	122,580	83,168	447,049	(304,261)
Net investment income (loss)	45,164	(27,940)	126,878	65,669
Net income (loss) available (attributable) to RenaissanceRe common shareholders	180,660	49,263	524,359	(174,006)
Net realized and unrealized gains on investments	76,258	16,983	153,374	46,748
Net other-than-temporary impairments	—	(449)	(343)	(449)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders (1)	104,402	32,729	371,328	(220,347)
Total assets	$8,793,508	$8,117,409	$8,793,508	$8,117,409
Total shareholders' equity attributable to RenaissanceRe	$3,838,956	$3,547,814	$3,838,956	$3,547,814
Per share data
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$3.62	$0.95	$10.24	$(3.44)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$2.07	$0.62	$7.21	$(4.35)
Dividends per common share	$0.27	$0.26	$0.81	$0.78
Book value per common share	$68.20	$57.89	$68.20	$57.89
Adjustment for goodwill and other intangibles (1)	(0.85)	(0.94)	(0.85)	(0.94)
Tangible book value per common share (1)	67.35	56.95	67.35	56.95
Accumulated dividends per common share	11.73	10.66	11.73	10.66
Tangible book value per common share plus accumulated dividends (1)	$79.08	$67.61	$79.08	$67.61
Financial ratios
Net claims and claim expense ratio - current accident year	35.6%	37.7%	33.1%	127.0%
Net claims and claim expense ratio - prior accident years	(7.7)%	(3.7)%	(15.5)%	(12.9)%
Net claims and claim expense ratio - calendar year	27.9%	34.0%	17.6%	114.1%
Underwriting expense ratio	25.4%	29.7%	25.5%	26.4%
Combined ratio	53.3%	63.7%	43.1%	140.5%
Operating return on average common equity - annualized (1)	12.7%	4.4%	15.4%	(9.6)%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

1

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Three months ended
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
Revenues
Gross premiums written	$136,359	$667,336	$664,151	$42,970	$139,938
Net premiums written	$105,035	$427,630	$492,575	$29,193	$103,010
Decrease (increase) in unearned premiums	157,588	(183,214)	(213,910)	169,916	126,214
Net premiums earned	262,623	244,416	278,665	199,109	229,224
Net investment income (loss)	45,164	14,743	66,971	52,331	(27,940)
Net foreign exchange gains (losses)	3,001	2,410	(1,460)	(400)	(2,650)
Equity in earnings (losses) of other ventures	4,310	6,846	5,470	(22,702)	4,794
Other (loss) income	(881)	11,289	(39,094)	(43,648)	(2,015)
Net realized and unrealized gains on investments	76,258	31,003	46,113	23,920	16,983
Total other-than-temporary impairments	—	(234)	(161)	(132)	(498)
Portion recognized in other comprehensive income, before taxes	—	25	27	29	49
Net other-than-temporary impairments	—	(209)	(134)	(103)	(449)
Total revenues	390,475	310,498	356,531	208,507	217,947
Expenses
Net claims and claim expenses incurred	73,215	49,551	15,552	3,551	77,830
Acquisition expenses	24,438	25,608	24,111	25,101	26,057
Operational expenses	42,390	41,407	42,383	43,368	42,169
Corporate expenses	3,850	4,067	4,811	8,607	3,582
Interest expense	5,891	5,716	5,718	5,721	5,722
Total expenses	149,784	126,349	92,575	86,348	155,360
Income from continuing operations before taxes	240,691	184,149	263,956	122,159	62,587
Income tax (expense) benefit	(144)	(898)	37	(2,945)	1,435
Income from continuing operations	240,547	183,251	263,993	119,214	64,022
(Loss) income from discontinued operations	(54)	1,393	(173)	(3,305)	(965)
Net income	240,493	184,644	263,820	115,909	63,057
Net income attributable to noncontrolling interests	(51,083)	(33,624)	(53,641)	(25,388)	(5,044)
Net income attributable to RenaissanceRe	189,410	151,020	210,179	90,521	58,013
Dividends on preference shares	(8,750)	(8,750)	(8,750)	(8,750)	(8,750)
Net income available to RenaissanceRe common shareholders	$180,660	$142,270	$201,429	$81,771	$49,263
Income from continuing operations available to RenaissanceRe common shareholders per common share - basic	$3.67	$2.75	$3.93	$1.66	$0.98
(Loss) income from discontinued operations (attributable) available to RenaissanceRe common shareholders per common share - basic	—	0.03	—	(0.07)	(0.02)
Net income available to RenaissanceRe common shareholders per common share - basic	$3.67	$2.78	$3.93	$1.59	$0.96
Income from continuing operations available to RenaissanceRe common shareholders per common share - diluted	3.62	2.72	$3.88	$1.64	$0.97
(Loss) income from discontinued operations (attributable) available to RenaissanceRe common shareholders per common share - diluted	—	0.03	—	(0.06)	(0.02)
Net income available to RenaissanceRe common shareholders per common share - diluted	$3.62	$2.75	$3.88	$1.58	$0.95
Operating income available to RenaissanceRe common shareholders per common share (1)	$2.07	$2.14	$2.98	$1.11	$0.62
Operating return on average common equity - annualized (1)	12.7%	13.7%	19.7%	7.7%	4.4%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

2

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Nine months ended
	September 30, 2012	September 30, 2011
Revenues
Gross premiums written	$1,467,846	$1,392,006
Net premiums written	$1,025,240	$983,580
Increase in unearned premiums	(239,536)	(231,640)
Net premiums earned	785,704	751,940
Net investment income	126,878	65,669
Net foreign exchange gains (losses)	3,951	(6,511)
Equity in earnings (losses) of other ventures	16,626	(13,831)
Other (loss) income	(28,686)	42,963
Net realized and unrealized gains on investments	153,374	46,748
Total other-than-temporary impairments	(395)	(498)
Portion recognized in other comprehensive income, before taxes	52	49
Net other-than-temporary impairments	(343)	(449)
Total revenues	1,057,504	886,529
Expenses
Net claims and claim expenses incurred	138,318	857,628
Acquisition expenses	74,157	72,275
Operational expenses	126,180	126,298
Corporate expenses	12,728	9,657
Interest expense	17,325	17,647
Total expenses	368,708	1,083,505
Income (loss) from continuing operations before taxes	688,796	(196,976)
Income tax (expense) benefit	(1,005)	3,260
Income (loss) from continuing operations	687,791	(193,716)
Income (loss) from discontinued operations	1,166	(12,585)
Net income (loss)	688,957	(206,301)
Net (income) loss attributable to noncontrolling interests	(138,348)	58,545
Net income (loss) attributable to RenaissanceRe	550,609	(147,756)
Dividends on preference shares	(26,250)	(26,250)
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$524,359	$(174,006)
Income (loss) from continuing operations available (attributable) to RenaissanceRe common shareholders per common share - basic	$10.36	$(3.19)
Income (loss) from discontinued operations available (attributable) to RenaissanceRe common shareholders per common share - basic	0.02	(0.25)
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$10.38	$(3.44)
Income (loss) from continuing operations available (attributable) to RenaissanceRe common shareholders per common share - diluted	10.22	(3.19)
Income (loss) from discontinued operations available (attributable) to RenaissanceRe common shareholders per common share - diluted	0.02	(0.25)
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$10.24	$(3.44)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share (1)	$7.21	$(4.35)
Operating return on average common equity - annualized (1)	15.4%	(9.6)%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

3

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Three months ended September 30, 2012
	Reinsurance	Lloyd's	Insurance	Total
Gross premiums written	$107,637	$28,722	$—	$136,359
Net premiums written	$78,164	$26,982	$(111)	$105,035
Net premiums earned	$230,359	$32,375	$(111)	$262,623
Net claims and claim expenses incurred	47,080	26,331	(196)	73,215
Acquisition expenses	18,258	6,051	129	24,438
Operational expenses	30,856	11,532	2	42,390
Underwriting income (loss)	$134,165	$(11,539)	$(46)	$122,580

Net claims and claim expenses incurred - current accident year	$64,488	$29,051	$—	$93,539
Net claims and claim expenses incurred - prior accident years	(17,408)	(2,720)	(196)	(20,324)
Net claims and claim expenses incurred - total	$47,080	$26,331	$(196)	$73,215

Net claims and claim expense ratio - current accident year	28.0%	89.7%	—%	35.6%
Net claims and claim expense ratio - prior accident years	(7.6)%	(8.4)%	176.6%	(7.7)%
Net claims and claim expense ratio - calendar year	20.4%	81.3%	176.6%	27.9%
Underwriting expense ratio	21.4%	54.3%	(118.0)%	25.4%
Combined ratio	41.8%	135.6%	58.6%	53.3%

	Three months ended September 30, 2011
	Reinsurance	Lloyd's	Insurance	Total
Gross premiums written	$122,811	$17,127	$—	$139,938
Net premiums written	$86,745	$16,125	$140	$103,010
Net premiums earned	$208,074	$20,797	$353	$229,224
Net claims and claim expenses incurred	58,565	14,141	5,124	77,830
Acquisition expenses	21,964	4,013	80	26,057
Operational expenses	32,462	9,560	147	42,169
Underwriting income (loss)	$95,083	$(6,917)	$(4,998)	$83,168

Net claims and claim expenses incurred - current accident year	$72,358	$14,089	$(17)	$86,430
Net claims and claim expenses incurred - prior accident years	(13,793)	52	5,141	(8,600)
Net claims and claim expenses incurred - total	$58,565	$14,141	$5,124	$77,830

Net claims and claim expense ratio - current accident year	34.8%	67.7%	(4.8)%	37.7%
Net claims and claim expense ratio - prior accident years	(6.7)%	0.3%	1,456.4%	(3.7)%
Net claims and claim expense ratio - calendar year	28.1%	68.0%	1,451.6%	34.0%
Underwriting expense ratio	26.2%	65.3%	64.3%	29.7%
Combined ratio	54.3%	133.3%	1,515.9%	63.7%

4

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Nine months ended September 30, 2012
	Reinsurance	Lloyd's	Insurance	Eliminations (1)	Total
Gross premiums written	$1,334,438	$133,836	$—	$(428)	$1,467,846
Net premiums written	$916,171	$109,429	$(360)		$1,025,240
Net premiums earned	$698,473	$87,566	$(335)		$785,704
Net claims and claim expenses incurred	90,892	50,292	(2,866)		138,318
Acquisition expenses	57,742	16,229	186		74,157
Operational expenses	93,246	32,395	539		126,180
Underwriting income (loss)	$456,593	$(11,350)	$1,806		$447,049

Net claims and claim expenses incurred - current accident year	$196,263	$63,697	$—		$259,960
Net claims and claim expenses incurred - prior accident years	(105,371)	(13,405)	(2,866)		(121,642)
Net claims and claim expenses incurred - total	$90,892	$50,292	$(2,866)		$138,318

Net claims and claim expense ratio - current accident year	28.1%	72.7%	—%		33.1%
Net claims and claim expense ratio - prior accident years	(15.1)%	(15.3)%	855.5%		(15.5)%
Net claims and claim expense ratio - calendar year	13.0%	57.4%	855.5%		17.6%
Underwriting expense ratio	21.6%	55.6%	(216.4)%		25.5%
Combined ratio	34.6%	113.0%	639.1%		43.1%

	Nine months ended September 30, 2011
	Reinsurance	Lloyd's	Insurance	Eliminations (1)	Total
Gross premiums written	$1,303,897	$87,873	$313	$(77)	$1,392,006
Net premiums written	$906,167	$76,946	$467		$983,580
Net premiums earned	$696,964	$53,704	$1,272		$751,940
Net claims and claim expenses incurred	797,188	53,283	7,157		857,628
Acquisition expenses	62,187	9,779	309		72,275
Operational expenses	97,726	27,167	1,405		126,298
Underwriting loss	$(260,137)	$(36,525)	$(7,599)		$(304,261)

Net claims and claim expenses incurred - current accident year	$902,118	$53,027	$(86)		$955,059
Net claims and claim expenses incurred - prior accident years	(104,930)	256	7,243		(97,431)
Net claims and claim expenses incurred - total	$797,188	$53,283	$7,157		$857,628

Net claims and claim expense ratio - current accident year	129.4%	98.7%	(6.8)%		127.0%
Net claims and claim expense ratio - prior accident years	(15.0)%	0.5%	569.5%		(12.9)%
Net claims and claim expense ratio - calendar year	114.4%	99.2%	562.7%		114.1%
Underwriting expense ratio	22.9%	68.8%	134.7%		26.4%
Combined ratio	137.3%	168.0%	697.4%		140.5%
(1) Represents $0.4 million of gross premiums ceded from the Reinsurance segment to the Lloyd's segment for the nine months ended September 30, 2012 (2011 - $0.1 million).

5

RenaissanceRe Holdings Ltd.
Reinsurance Segment - Unit Underwriting Results

	Three months ended September 30, 2012
	Catastrophe	Specialty	Total
Gross premiums written	$69,705	$37,932	$107,637
Net premiums written	$40,935	$37,229	$78,164
Net premiums earned	$190,806	$39,553	$230,359
Net claims and claim expenses incurred	11,518	35,562	47,080
Acquisition expenses	12,272	5,986	18,258
Operational expenses	24,185	6,671	30,856
Underwriting income (loss)	$142,831	$(8,666)	$134,165

Net claims and claim expenses incurred - current accident year	$29,460	$35,028	$64,488
Net claims and claim expenses incurred - prior accident years	(17,942)	534	(17,408)
Net claims and claim expenses incurred - total	$11,518	$35,562	$47,080

Net claims and claim expense ratio - current accident year	15.4%	88.6%	28.0%
Net claims and claim expense ratio - prior accident years	(9.4)%	1.3%	(7.6)%
Net claims and claim expense ratio - calendar year	6.0%	89.9%	20.4%
Underwriting expense ratio	19.1%	32.0%	21.4%
Combined ratio	25.1%	121.9%	41.8%

	Three months ended September 30, 2011
	Catastrophe	Specialty	Total
Gross premiums written	$97,217	$25,594	$122,811
Net premiums written	$61,234	$25,511	$86,745
Net premiums earned	$175,242	$32,832	$208,074
Net claims and claim expenses incurred	56,221	2,344	58,565
Acquisition expenses	17,149	4,815	21,964
Operational expenses	25,003	7,459	32,462
Underwriting income	$76,869	$18,214	$95,083

Net claims and claim expenses incurred - current accident year	$57,242	$15,116	$72,358
Net claims and claim expenses incurred - prior accident years	(1,021)	(12,772)	(13,793)
Net claims and claim expenses incurred - total	$56,221	$2,344	$58,565

Net claims and claim expense ratio - current accident year	32.7%	46.0%	34.8%
Net claims and claim expense ratio - prior accident years	(0.6)%	(38.9)%	(6.7)%
Net claims and claim expense ratio - calendar year	32.1%	7.1%	28.1%
Underwriting expense ratio	24.0%	37.4%	26.2%
Combined ratio	56.1%	44.5%	54.3%

6

RenaissanceRe Holdings Ltd.
Reinsurance Segment - Unit Underwriting Results

	Nine months ended September 30, 2012
	Catastrophe	Specialty	Total
Gross premiums written	$1,158,683	$175,755	$1,334,438
Net premiums written	$747,684	$168,487	$916,171
Net premiums earned	$576,498	$121,975	$698,473
Net claims and claim expenses incurred	27,780	63,112	90,892
Acquisition expenses	41,436	16,306	57,742
Operational expenses	72,758	20,488	93,246
Underwriting income	$434,524	$22,069	$456,593

Net claims and claim expenses incurred - current accident year	$113,864	$82,399	$196,263
Net claims and claim expenses incurred - prior accident years	(86,084)	(19,287)	(105,371)
Net claims and claim expenses incurred - total	$27,780	$63,112	$90,892

Net claims and claim expense ratio - current accident year	19.8%	67.6%	28.1%
Net claims and claim expense ratio - prior accident years	(15.0)%	(15.9)%	(15.1)%
Net claims and claim expense ratio - calendar year	4.8%	51.7%	13.0%
Underwriting expense ratio	19.8%	30.2%	21.6%
Combined ratio	24.6%	81.9%	34.6%

	Nine months ended September 30, 2011
	Catastrophe	Specialty	Total
Gross premiums written	$1,179,141	$124,756	$1,303,897
Net premiums written	$786,910	$119,257	$906,167
Net premiums earned	$598,040	$98,924	$696,964
Net claims and claim expenses incurred	770,113	27,075	797,188
Acquisition expenses	46,658	15,529	62,187
Operational expenses	75,464	22,262	97,726
Underwriting (loss) income	$(294,195)	$34,058	$(260,137)

Net claims and claim expenses incurred - current accident year	$802,630	$99,488	$902,118
Net claims and claim expenses incurred - prior accident years	(32,517)	(72,413)	(104,930)
Net claims and claim expenses incurred - total	$770,113	$27,075	$797,188

Net claims and claim expense ratio - current accident year	134.2%	100.6%	129.4%
Net claims and claim expense ratio - prior accident years	(5.4)%	(73.2)%	(15.0)%
Net claims and claim expense ratio - calendar year	128.8%	27.4%	114.4%
Underwriting expense ratio	20.4%	38.2%	22.9%
Combined ratio	149.2%	65.6%	137.3%

7

RenaissanceRe Holdings Ltd.
Gross Premiums Written and Managed Premiums

	Three months ended
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
Reinsurance Segment
Renaissance catastrophe premiums	$44,699	$345,094	$330,427	$(652)	$64,317
Renaissance specialty premiums	37,932	35,778	99,545	21,117	25,614
Total Renaissance premiums	82,631	380,872	429,972	20,465	89,931
DaVinci catastrophe premiums	25,006	234,644	178,813	(1,193)	32,900
DaVinci specialty premiums	—	1,523	977	18	(20)
Total DaVinci premiums	25,006	236,167	179,790	(1,175)	32,880
Total catastrophe unit premiums	69,705	579,738	509,240	(1,845)	97,217
Total specialty unit premiums	37,932	37,301	100,522	21,135	25,594
Total Reinsurance segment gross premiums written	$107,637	$617,039	$609,762	$19,290	$122,811

Lloyd's Segment
Specialty	$26,455	$32,925	$39,329	$22,570	$14,290
Catastrophe	2,267	17,372	15,488	1,141	2,837
Total Lloyd's segment gross premiums written	$28,722	$50,297	$54,817	$23,711	$17,127

Insurance Segment
Commercial property	$—	$—	$—	$(31)	$—
Total Insurance segment gross premiums written	$—	$—	$—	$(31)	$—

Managed Premiums (1)
Total catastrophe unit gross premiums written	$69,705	$579,738	$509,240	$(1,845)	$97,217
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	5,382	31,180	34,305	1,497	12,379
Catastrophe premiums written in the Lloyd's segment	2,267	17,372	15,488	1,141	2,837
Total managed catastrophe premiums (1)	$77,354	$628,290	$559,033	$793	$112,433
(1) See Comments on Regulation G for a reconciliation of non-GAAP financial measures.
(2) Top Layer Re is accounted for under the equity method of accounting.

8

RenaissanceRe Holdings Ltd.
Gross Premiums Written and Managed Premiums

	Nine months ended
	September 30, 2012	September 30, 2011
Reinsurance Segment
Renaissance catastrophe premiums	$720,220	$742,888
Renaissance specialty premiums	173,255	123,075
Total Renaissance premiums	893,475	865,963
DaVinci catastrophe premiums	438,463	436,253
DaVinci specialty premiums	2,500	1,681
Total DaVinci premiums	440,963	437,934
Total catastrophe unit premiums	1,158,683	1,179,141
Total specialty unit premiums	175,755	124,756
Total Reinsurance segment gross premiums written	$1,334,438	$1,303,897

Lloyd's Segment
Specialty	$98,709	$61,071
Catastrophe	35,127	26,802
Total Lloyd's segment gross premiums written	$133,836	$87,873

Insurance Segment
Commercial property	$—	$313
Total Insurance segment gross premiums written	$—	$313

Managed Premiums (1)
Total catastrophe unit gross premiums written	$1,158,683	$1,179,141
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	70,867	53,986
Catastrophe premiums written in the Lloyd's segment	35,127	26,802
Total managed catastrophe premiums (1)	$1,264,677	$1,259,929
(1) See Comments on Regulation G for a reconciliation of non-GAAP financial measures.
(2) Top Layer Re is accounted for under the equity method of accounting.

9

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Three months ended
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
Revenues
Gross premiums written	$25,006	$236,167	$179,790	$(1,175)	$32,880
Net premiums written	$18,554	$185,088	$154,680	$(3,264)	$22,673
Decrease (increase) in unearned premiums	72,039	(104,070)	(59,543)	74,533	58,063
Net premiums earned	90,593	81,018	95,137	71,269	80,736
Net investment income (loss)	8,146	4,109	10,527	9,501	(700)
Net foreign exchange gains (losses)	1,115	1,465	76	(461)	(1,194)
Other loss	(1,384)	(1,222)	(462)	(799)	(1,032)
Net realized and unrealized gains (losses) on fixed maturity investments	21,553	7,025	16,666	5,915	(4,871)
Total revenues	120,023	92,395	121,944	85,425	72,939
Expenses
Net claims and claim expenses incurred	10,170	14,213	1,924	12,566	35,332
Acquisition expenses	22,783	19,051	24,099	16,450	14,916
Operational and corporate expenses	10,740	11,902	12,301	10,655	11,655
Interest expense	1,980	1,985	2,040	1,936	1,873
Total expenses	45,673	47,151	40,364	41,607	63,776
Net income	74,350	45,244	81,580	43,818	9,163
Net income attributable to redeemable noncontrolling interest	(152)	(95)	(167)	(91)	(22)
Net income available to DaVinciRe common shareholders	$74,198	$45,149	$81,413	$43,727	$9,141

Net claims and claim expenses incurred - current accident year	$14,330	$24,454	$14,826	$24,413	$33,096
Net claims and claim expenses incurred - prior accident years	(4,160)	(10,241)	(12,902)	(11,847)	2,236
Net claims and claim expenses incurred - total	$10,170	$14,213	$1,924	$12,566	$35,332

Net claims and claim expense ratio - current accident year	15.8%	30.2%	15.6%	34.3%	41.0%
Net claims and claim expense ratio - prior accident years	(4.6)%	(12.7)%	(13.6)%	(16.7)%	2.8%
Net claims and claim expense ratio - calendar year	11.2%	17.5%	2.0%	17.6%	43.8%
Underwriting expense ratio	37.0%	38.2%	38.3%	38.1%	32.9%
Combined ratio	48.2%	55.7%	40.3%	55.7%	76.7%

10

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Nine months ended
	September 30, 2012	September 30, 2011
Revenues
Gross premiums written	$440,963	$437,934
Net premiums written	$358,322	$365,082
Increase in unearned premiums	(91,574)	(85,918)
Net premiums earned	266,748	279,164
Net investment income	22,782	12,463
Net foreign exchange gains (losses)	2,656	(1,445)
Other (loss) income	(3,068)	9,775
Net realized and unrealized gains on fixed maturity investments	45,244	4,715
Total revenues	334,362	304,672
Expenses
Net claims and claim expenses incurred	26,307	381,524
Acquisition expenses	65,933	1,957
Operational and corporate expenses	34,943	22,204
Interest expense	6,005	4,249
Total expenses	133,188	409,934
Net income (loss)	201,174	(105,262)
Net (income) loss attributable to redeemable noncontrolling interest	(414)	202
Net income (loss) available (attributable) to DaVinciRe common shareholders	$200,760	$(105,060)

Net claims and claim expenses incurred - current accident year	$53,610	$390,571
Net claims and claim expenses incurred - prior accident years	(27,303)	(9,047)
Net claims and claim expenses incurred - total	$26,307	$381,524

Net claims and claim expense ratio - current accident year	20.1%	139.9%
Net claims and claim expense ratio - prior accident years	(10.2)%	(3.2)%
Net claims and claim expense ratio - calendar year	9.9%	136.7%
Underwriting expense ratio	37.8%	8.6%
Combined ratio	47.7%	145.3%

11

RenaissanceRe Holdings Ltd.
Summary Consolidated Balance Sheets

	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
Assets
Fixed maturity investments trading, at fair value	$5,089,540	$4,948,955	$4,176,827	$4,291,465	$3,687,669
Fixed maturity investments available for sale, at fair value	94,826	108,102	125,292	142,052	149,969
Total fixed maturity investments, at fair value	5,184,366	5,057,057	4,302,119	4,433,517	3,837,638
Short term investments, at fair value	679,356	654,912	1,172,839	905,477	1,557,937
Equity investments trading, at fair value	57,617	55,381	53,080	50,560	45,607
Other investments, at fair value	752,000	743,568	806,782	748,984	736,757
Investments in other ventures, under equity method	82,212	79,692	76,723	70,714	78,071
Total investments	6,755,551	6,590,610	6,411,543	6,209,252	6,256,010
Cash and cash equivalents	249,123	264,232	260,982	216,984	235,058
Premiums receivable	701,240	971,546	703,932	471,878	695,163
Prepaid reinsurance premiums	189,592	278,242	143,690	58,522	164,547
Reinsurance recoverable	209,490	198,777	279,398	404,029	434,553
Accrued investment income	37,327	35,938	30,782	33,523	34,237
Deferred acquisition costs	83,222	106,027	71,162	43,721	71,225
Receivable for investments sold	344,367	311,658	237,372	117,117	33,791
Other assets	215,008	193,798	205,660	180,992	176,114
Goodwill and other intangibles	8,588	8,690	9,077	8,894	14,230
Assets of discontinued operations held for sale	—	—	—	—	2,481
Total assets	$8,793,508	$8,959,518	$8,353,598	$7,744,912	$8,117,409
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$1,782,680	$1,801,247	$1,858,203	$1,992,354	$2,226,005
Unearned premiums	718,261	964,499	646,733	347,655	623,596
Debt	358,595	354,293	351,999	353,620	349,224
Reinsurance balances payable	356,136	396,669	285,207	256,883	317,627
Payable for investments purchased	576,052	519,619	361,460	303,264	233,282
Other liabilities	206,709	173,433	242,257	211,369	174,424
Liabilities of discontinued operations held for sale	1,318	1,959	12,539	13,507	9,098
Total liabilities	3,999,751	4,211,719	3,758,398	3,478,652	3,933,256
Redeemable noncontrolling interest - DaVinciRe	950,822	900,878	796,743	657,727	633,112
Shareholders' Equity
Preference shares	550,000	550,000	550,000	550,000	550,000
Common shares	48,228	50,609	51,765	51,543	51,787
Additional paid-in capital	—	—	379	—	9,331
Accumulated other comprehensive income	14,067	12,531	12,988	11,760	11,092
Retained earnings	3,226,661	3,229,870	3,179,433	2,991,890	2,925,604
Total shareholders' equity attributable to RenaissanceRe	3,838,956	3,843,010	3,794,565	3,605,193	3,547,814
Noncontrolling interest	3,979	3,911	3,892	3,340	3,227
Total shareholders' equity	3,842,935	3,846,921	3,798,457	3,608,533	3,551,041
Total liabilities, noncontrolling interests and shareholders' equity	$8,793,508	$8,959,518	$8,353,598	$7,744,912	$8,117,409

Book value per common share	$68.20	$65.07	$62.68	$59.27	$57.89

12

RenaissanceRe Holdings Ltd.
Investment Portfolio - Composition

	September 30, 2012		June 30, 2012		March 31, 2012		December 31, 2011		September 30, 2011
TYPE OF INVESTMENT
U.S. treasuries	$1,178,345	17.4%	$1,126,759	17.1%	$1,309,243	20.4%	$885,152	14.3%	$428,865	6.9%
Agencies	426,067	6.3%	436,691	6.7%	343,575	5.4%	158,561	2.6%	127,063	2.0%
Non-U.S. government (Sovereign debt)	156,473	2.3%	177,231	2.7%	130,899	2.0%	227,912	3.7%	402,288	6.4%
FDIC guaranteed corporate	14,105	0.2%	29,386	0.4%	103,554	1.6%	423,630	6.8%	183,314	2.9%
Non-U.S. government-backed corporate	371,186	5.5%	393,875	6.0%	501,160	7.8%	641,082	10.3%	594,897	9.6%
Corporate	1,719,627	25.5%	1,664,722	25.3%	1,146,211	17.9%	1,206,904	19.4%	1,294,442	20.7%
Agency mortgage-backed	580,823	8.6%	592,355	9.0%	319,215	5.0%	441,749	7.1%	363,814	5.8%
Non-agency mortgage-backed	224,619	3.3%	153,674	2.3%	108,047	1.7%	104,771	1.7%	104,541	1.7%
Commercial mortgage-backed	499,491	7.4%	470,167	7.1%	329,343	5.1%	325,729	5.2%	318,805	5.1%
Asset-backed	13,630	0.2%	12,197	0.2%	10,872	0.2%	18,027	0.3%	19,609	0.3%
Total fixed maturity investments, at fair value	5,184,366	76.7%	5,057,057	76.8%	4,302,119	67.1%	4,433,517	71.4%	3,837,638	61.4%
Short term investments, at fair value	679,356	10.1%	654,912	9.9%	1,172,839	18.3%	905,477	14.6%	1,557,937	24.9%
Equity investments trading, at fair value	57,617	0.9%	55,381	0.8%	53,080	0.8%	50,560	0.8%	45,607	0.7%
Other investments, at fair value	752,000	11.1%	743,568	11.3%	806,782	12.6%	748,984	12.1%	736,757	11.8%
Total managed investment portfolio	6,673,339	98.7%	6,510,918	98.9%	6,334,820	98.8%	6,138,538	98.9%	6,177,939	98.8%
Investments in other ventures, under equity method	82,212	1.2%	79,692	1.2%	76,723	1.2%	70,714	1.1%	78,071	1.2%
Total investments	$6,755,551	100.0%	$6,590,610	100.0%	$6,411,543	100.0%	$6,209,252	100.0%	$6,256,010	100.0%
CREDIT QUALITY OF FIXED MATURITY INVESTMENTS
AAA	$801,827	15.5%	$842,146	16.7%	$742,577	17.2%	$1,023,890	23.1%	$1,099,221	28.6%
AA (1)	2,690,342	51.9%	2,626,291	51.9%	2,459,756	57.2%	2,244,016	50.6%	1,607,177	41.9%
A	936,264	18.0%	917,152	18.1%	574,809	13.4%	631,479	14.2%	619,229	16.1%
BBB	336,207	6.5%	319,760	6.3%	272,616	6.3%	335,002	7.6%	329,213	8.6%
Non-investment grade and not rated	419,726	8.1%	351,708	7.0%	252,361	5.9%	199,130	4.5%	182,798	4.8%
Total fixed maturity investments, at fair value	$5,184,366	100.0%	$5,057,057	100.0%	$4,302,119	100.0%	$4,433,517	100.0%	$3,837,638	100.0%
MATURITY PROFILE OF FIXED MATURITY INVESTMENTS
Due in less than one year	$417,722	8.0%	$405,636	8.0%	$386,259	9.0%	$619,845	14.0%	$168,557	4.4%
Due after one through five years	2,633,322	50.8%	2,624,676	52.0%	2,367,344	55.0%	2,035,383	45.9%	1,893,416	49.3%
Due after five through ten years	671,408	13.0%	652,909	12.9%	646,091	15.0%	742,050	16.7%	831,196	21.7%
Due after ten years	143,351	2.8%	145,443	2.9%	134,948	3.1%	145,963	3.3%	137,700	3.6%
Mortgage-backed securities	1,304,933	25.2%	1,216,196	24.0%	756,605	17.6%	872,249	19.7%	787,160	20.5%
Asset-backed securities	13,630	0.2%	12,197	0.2%	10,872	0.3%	18,027	0.4%	19,609	0.5%
Total fixed maturity investments, at fair value	$5,184,366	100.0%	$5,057,057	100.0%	$4,302,119	100.0%	$4,433,517	100.0%	$3,837,638	100.0%

Weighted average effective yield of fixed maturities and short term investments	1.4%		1.8%		1.6%		1.9%		2.0%
Average duration of fixed maturities and short term investments	2.2		2.2		2.3		2.6		2.5

(1)
Included in the AA rating category at September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011 is $1,618.5 million, $1,592.8 million, $1,756.4 million, $1,467.3 million and $739.2 million, respectively, of U.S. treasuries, agencies and FDIC guaranteed corporate fixed maturity investments that were included in the AAA rating category in prior periods.

13

RenaissanceRe Holdings Ltd.
Summary of Other Investments

	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
TYPE OF INVESTMENT
Private equity partnerships	$359,880	$360,268	$389,451	$367,909	$345,986
Senior secured bank loan funds	279,839	269,317	266,141	257,870	243,766
Catastrophe bonds	106,319	106,470	95,827	70,999	85,800
Hedge funds	5,962	6,243	22,310	21,344	26,810
Non-U.S. fixed income funds	—	—	31,713	28,862	29,440
Miscellaneous other investments	—	1,270	1,340	2,000	4,955
Total other investments, at fair value	$752,000	$743,568	$806,782	$748,984	$736,757

TYPE OF INVESTMENT
Private equity partnerships	47.9%	48.5%	48.2%	49.1%	47.0%
Senior secured bank loan funds	37.2%	36.2%	33.0%	34.4%	33.1%
Catastrophe bonds	14.1%	14.3%	11.9%	9.5%	11.6%
Hedge funds	0.8%	0.8%	2.8%	2.8%	3.6%
Non-U.S. fixed income funds	—%	—%	3.9%	3.9%	4.0%
Miscellaneous other investments	—%	0.2%	0.2%	0.3%	0.7%
Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

14

RenaissanceRe Holdings Ltd.
Investment Income (Loss)

	Three months ended					Nine months ended
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	September 30, 2012	September 30, 2011
Fixed maturity investments	$24,785	$22,436	$26,333	$26,084	$11,435	$73,554	$63,774
Short term investments	219	234	500	357	281	953	1,309
Equity investments trading	181	181	170	174	171	532	297
Other investments
Hedge funds and private equity investments	10,383	(10,413)	28,473	21,506	(25,702)	28,443	6,035
Other	12,737	4,975	14,170	6,458	(11,665)	31,882	2,000
Cash and cash equivalents	63	54	26	11	66	143	152
	48,368	17,467	69,672	54,590	(25,414)	135,507	73,567
Investment expenses	(3,204)	(2,724)	(2,701)	(2,259)	(2,526)	(8,629)	(7,898)
Net investment income (loss)	45,164	14,743	66,971	52,331	(27,940)	126,878	65,669

Gross realized gains	19,891	19,458	36,286	15,312	38,054	75,635	64,046
Gross realized losses	(2,811)	(3,294)	(6,950)	(7,787)	(6,099)	(13,055)	(22,872)
Net realized gains on fixed maturity investments	17,080	16,164	29,336	7,525	31,955	62,580	41,174
Net unrealized gains (losses) on fixed maturity investments trading	56,942	12,538	14,257	11,441	(13,007)	83,737	7,963
Net unrealized gains (losses) on equity investments trading	2,236	2,301	2,520	4,954	(1,965)	7,057	(2,389)
Net realized and unrealized gains on investments	76,258	31,003	46,113	23,920	16,983	153,374	46,748
Total other-than-temporary impairments	—	(234)	(161)	(132)	(498)	(395)	(498)
Portion recognized in other comprehensive income, before taxes	—	25	27	29	49	52	49
Net other-than-temporary impairments	—	(209)	(134)	(103)	(449)	(343)	(449)

Change in net unrealized gains on fixed maturity investments available for sale	1,326	(706)	778	697	(7,171)	1,398	(8,682)

Total investment income (loss)	$122,748	$44,831	$113,728	$76,845	$(18,577)	$281,307	$103,286

15

RenaissanceRe Holdings Ltd.
Investment Portfolio - Effective Yield and Credit Rating
					Credit Rating (1)
September 30, 2012	Amortized Cost	Fair Value	% of Total Investment Portfolio	Weighted Average Effective Yield	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$679,356	$679,356	10.1%	0.2%	$646,623	$28,177	$2,948	$1,599	$9	$—
		100.0%			95.2%	4.2%	0.4%	0.2%	—%	—%
Fixed maturity investments
U.S. treasuries	1,173,659	1,178,345	17.4%	0.4%	—	1,178,345	—	—	—	—
Agencies
	393,697	396,997	5.9%	0.6%	—	396,997	—	—	—	—
Other agencies	28,706	29,070	0.4%	0.7%	—	29,070	—	—	—	—
Total agencies	422,403	426,067	6.3%	0.6%	—	426,067	—	—	—	—
Non-U.S. government (Sovereign debt)	151,392	156,473	2.3%	1.8%	78,336	35,630	6,897	22,558	12,357	695
FDIC guaranteed corporate	14,096	14,105	0.2%	0.5%	—	14,105	—	—	—	—
Non-U.S. government-backed corporate	365,781	371,186	5.5%	0.8%	308,802	55,654	6,730	—	—	—
Corporate	1,656,505	1,719,627	25.5%	2.5%	27,068	310,905	812,263	310,382	246,251	12,758
Mortgage-backed
Residential mortgage-backed
Agency securities	572,323	580,823	8.6%	0.9%	—	580,823	—	—	—	—
Non-agency securities - Prime	110,107	115,785	1.7%	3.8%	31,470	3,933	3,483	1,814	75,085	—
Non-agency securities - Alt A	100,659	108,834	1.6%	5.4%	17,071	2,586	15,144	1,453	72,580	—
Total residential mortgage-backed	783,089	805,442	11.9%	1.9%	48,541	587,342	18,627	3,267	147,665	—
Commercial mortgage-backed	473,264	499,491	7.4%	1.8%	325,450	82,294	91,747	—	—	—
Total mortgage-backed	1,256,353	1,304,933	19.3%	1.9%	373,991	669,636	110,374	3,267	147,665	—
Asset-backed
Credit cards	4,270	4,618	0.1%	1.8%	4,618	—	—	—	—	—
Auto loans	2,635	2,722	—%	1.1%	2,722	—	—	—	—	—
Student loans	1,714	1,667	—%	1.8%	1,667	—	—	—	—	—
Other	4,353	4,623	0.1%	2.4%	4,623	—	—	—	—	—
Total asset-backed	12,972	13,630	0.2%	1.9%	13,630	—	—	—	—	—
Total securitized assets	1,269,325	1,318,563	19.5%	1.9%	387,621	669,636	110,374	3,267	147,665	—
Total fixed maturity investments	5,053,161	5,184,366	76.7%	1.5%	801,827	2,690,342	936,264	336,207	406,273	13,453
		100.0%			15.5%	51.9%	18.0%	6.5%	7.8%	0.3%
Equity investments trading		57,617	0.9%		—	—	—	—	—	57,617
		100.0%			—%	—%	—%	—%	—%	100.0%
Other investments
Private equity partnerships		359,880	5.3%		—	—	—	—	—	359,880
Senior secured bank loan funds		279,839	4.1%		—	—	—	—	252,809	27,030
Catastrophe bonds		106,319	1.6%		—	—	—	—	106,319	—
Hedge funds		5,962	0.1%		—	—	—	—	—	5,962
Miscellaneous other investments		—	—%		—	—	—	—	—	—
Total other investments		752,000	11.1%		—	—	—	—	359,128	392,872
		100.0%			—%	—%	—%	—%	47.8%	52.2%
Investments in other ventures		82,212	1.2%		—	—	—	—	—	82,212
		100.0%			—%	—%	—%	—%	—%	100.0%
Total investment portfolio		$6,755,551	100.0%		$1,448,450	$2,718,519	$939,212	$337,806	$765,410	$546,154
		100.0%			21.5%	40.2%	13.9%	5.0%	11.3%	8.1%

(1)
The credit ratings included in this table are those assigned by Standard & Poor’s Corporation ("S&P").  When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

16

RenaissanceRe Holdings Ltd.
Investment Portfolio - Change in Portfolio Composition

	September 30, 2012		December 31, 2011		Change
	Fair Value	% of Total Managed Investment Portfolio	Fair Value	% of Total Managed Investment Portfolio	$	%
Short term investments	$679,356	10.1%	$905,477	14.6%	$(226,121)	(4.5)%
Fixed maturity investments
U.S. treasuries	1,178,345	17.4%	885,152	14.3%	293,193	3.1%
Agencies
Fannie Mae & Freddie Mac	396,997	5.9%	143,562	2.4%	253,435	3.5%
Other agencies	29,070	0.4%	14,999	0.2%	14,071	0.2%
Total agencies	426,067	6.3%	158,561	2.6%	267,506	3.7%
Non-U.S. government (Sovereign debt)	156,473	2.3%	227,912	3.7%	(71,439)	(1.4)%
FDIC guaranteed corporate	14,105	0.2%	423,630	6.8%	(409,525)	(6.6)%
Non-U.S. government-backed corporate	371,186	5.5%	641,082	10.3%	(269,896)	(4.8)%
Corporate	1,719,627	25.5%	1,206,904	19.4%	512,723	6.1%
Mortgage-backed
Residential mortgage-backed
Agency securities	580,823	8.6%	441,749	7.1%	139,074	1.5%
Non-agency securities - Prime	115,785	1.7%	68,678	1.1%	47,107	0.6%
Non-agency securities - Alt A	108,834	1.6%	36,093	0.6%	72,741	1.0%
Total residential mortgage-backed	805,442	11.9%	546,520	8.8%	258,922	3.1%
Commercial mortgage-backed	499,491	7.4%	325,729	5.2%	173,762	2.2%
Total mortgage-backed	1,304,933	19.3%	872,249	14.0%	432,684	5.3%
Asset-backed
Credit cards	4,618	0.1%	8,955	0.2%	(4,337)	(0.1)%
Auto loans	2,722	—%	—	—%	2,722	—%
Student loans	1,667	—%	1,287	—%	380	—%
Other	4,623	0.1%	7,785	0.1%	(3,162)	—%
Total asset-backed	13,630	0.2%	18,027	0.3%	(4,397)	(0.1)%
Total securitized assets	1,318,563	19.5%	890,276	14.3%	428,287	5.2%
Total fixed maturity investments	5,184,366	76.7%	4,433,517	71.4%	750,849	5.3%
Equity investments trading	57,617	0.9%	50,560	0.8%	7,057	0.1%
Other investments
Private equity partnerships	359,880	5.3%	367,909	5.9%	(8,029)	(0.6)%
Senior secured bank loan funds	279,839	4.1%	257,870	4.2%	21,969	(0.1)%
Catastrophe bonds	106,319	1.6%	70,999	1.1%	35,320	0.5%
Hedge funds	5,962	0.1%	21,344	0.3%	(15,382)	(0.2)%
Non-U.S. fixed income funds	—	—%	28,862	0.5%	(28,862)	(0.5)%
Miscellaneous other investments	—	—%	2,000	—%	(2,000)	—%
Total other investments	752,000	11.1%	748,984	12.1%	3,016	(1.0)%
Investments in other ventures	82,212	1.2%	70,714	1.1%	11,498	0.1%
Total managed investment portfolio	$6,755,551	100.0%	$6,209,252	100.0%	$546,299

17

RenaissanceRe Holdings Ltd.
Fixed Maturity Investments - Corporate Sector

	September 30, 2012
Sector	Total	AAA	AA	A	BBB	Non-Investment Grade	Not Rated
Financials	$724,674	$14,553	$176,041	$422,579	$64,406	$36,444	$10,651
Industrial, utilities and energy	350,452	7,007	32,652	145,045	98,950	66,574	224
Communications and technology	238,926	4,622	13,934	101,599	65,858	52,231	682
Consumer	179,153	—	21,881	67,486	42,810	46,011	965
Basic materials	74,499	—	—	27,045	27,043	20,175	236
Health care	134,216	—	61,674	40,235	9,268	23,039	—
Other	17,707	886	4,723	8,274	2,047	1,777	—
Total corporate fixed maturity investments, at fair value (1)	$1,719,627	$27,068	$310,905	$812,263	$310,382	$246,251	$12,758

Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value

	September 30, 2012
Issuer	Total	Short term investments	Fixed maturity investments
JP Morgan Chase & Co.	$68,408	$1,554	$66,854
Citigroup Inc.	58,937	—	58,937
Goldman Sachs Group Inc.	55,639	—	55,639
General Electric Company	51,007	—	51,007
Bank of America Corp.	48,567	165	48,402
HSBC Holdings PLC	40,850	—	40,850
Morgan Stanley	31,005	—	31,005
AT&T Inc.	25,294	—	25,294
Credit Suisse Group AG	24,182	—	24,182
BP PLC	23,855	—	23,855
Total (2)	$427,744	$1,719	$426,025

(1)	Excludes FDIC guaranteed and non-U.S. government-backed corporate fixed maturity investments, at fair value.

(2)	Excludes FDIC guaranteed and non-U.S. government-backed corporate fixed maturity investments, repurchase agreements and commercial paper, at fair value.

18

RenaissanceRe Holdings Ltd.
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
September 30, 2012
Catastrophe	$703,573	$229,511	$168,185	$1,101,269
Specialty	121,427	88,538	272,481	482,446
Total Reinsurance	825,000	318,049	440,666	1,583,715
Lloyd's	26,631	7,528	92,413	126,572
Insurance	19,556	8,478	44,359	72,393
Total	$871,187	$334,055	$577,438	$1,782,680

June 30, 2012
Catastrophe	$698,335	$306,158	$160,478	$1,164,971
Specialty	123,978	87,277	247,290	458,545
Total Reinsurance	822,313	393,435	407,768	1,623,516
Lloyd's	19,219	7,920	74,411	101,550
Insurance	21,605	8,336	46,240	76,181
Total	$863,137	$409,691	$528,419	$1,801,247

March 31, 2012
Catastrophe	$633,228	$243,651	$350,708	$1,227,587
Specialty	135,492	53,045	270,225	458,762
Total Reinsurance	768,720	296,696	620,933	1,686,349
Lloyd's	18,421	7,579	67,101	93,101
Insurance	20,810	5,338	52,605	78,753
Total	$807,951	$309,613	$740,639	$1,858,203

December 31, 2011
Catastrophe	$681,771	$271,990	$388,147	$1,341,908
Specialty	120,189	49,840	301,589	471,618
Total Reinsurance	801,960	321,830	689,736	1,813,526
Lloyd's	17,909	14,459	55,127	87,495
Insurance	32,944	3,515	54,874	91,333
Total	$852,813	$339,804	$799,737	$1,992,354

September 30, 2011
Catastrophe	$497,889	$524,700	$539,723	$1,562,312
Specialty	113,022	52,285	333,947	499,254
Total Reinsurance	610,911	576,985	873,670	2,061,566
Lloyd's	18,114	10,558	43,676	72,348
Insurance	39,058	5,020	48,013	92,091
Total	$668,083	$592,563	$965,359	$2,226,005

19

RenaissanceRe Holdings Ltd.
Paid to Incurred Analysis

	Three months ended September 30, 2012			Three months ended September 30, 2011
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$1,801,247	$198,777	$1,602,470	$2,170,728	$333,245	$1,837,483
Incurred losses and loss expenses
Current year	99,427	5,888	93,539	194,781	108,351	86,430
Prior years	(16,238)	4,086	(20,324)	(15,116)	(6,516)	(8,600)
Total incurred losses and loss expenses	83,189	9,974	73,215	179,665	101,835	77,830
Paid losses and loss expenses
Current year	20,395	33	20,362	56,724	—	56,724
Prior years	81,361	(772)	82,133	67,664	527	67,137
Total paid losses and loss expenses	101,756	(739)	102,495	124,388	527	123,861
Reserve for losses and loss expenses, end of period	$1,782,680	$209,490	$1,573,190	$2,226,005	$434,553	$1,791,452

	Nine months ended September 30, 2012			Nine months ended September 30, 2011
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$1,992,354	$404,029	$1,588,325	$1,257,843	$101,711	$1,156,132
Incurred losses and loss expenses
Current year	282,824	22,864	259,960	1,319,400	364,341	955,059
Prior years	(114,252)	7,390	(121,642)	(111,743)	(14,312)	(97,431)
Total incurred losses and loss expenses	168,572	30,254	138,318	1,207,657	350,029	857,628
Paid losses and loss expenses
Current year	39,332	33	39,299	108,302	—	108,302
Prior years	338,914	224,760	114,154	131,193	17,187	114,006
Total paid losses and loss expenses	378,246	224,793	153,453	239,495	17,187	222,308
Reserve for losses and loss expenses, end of period	$1,782,680	$209,490	$1,573,190	$2,226,005	$434,553	$1,791,452

20

RenaissanceRe Holdings Ltd.
Earnings (Loss) per Share

	Three months ended
(common shares in thousands)	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
Numerator:
Net income available to RenaissanceRe common shareholders	$180,660	$142,270	$201,429	$81,771	$49,263
Amount allocated to participating common shareholders (1)	(2,787)	(2,236)	(3,404)	(1,433)	(911)
	$177,873	$140,034	$198,025	$80,338	$48,352
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	48,394	50,278	50,377	50,501	50,501
Per common share equivalents of employee stock options and restricted shares	725	734	604	359	472
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	49,119	51,012	50,981	50,860	50,973

Basic income per RenaissanceRe common share	$3.67	$2.78	$3.93	$1.59	$0.96
Diluted income per RenaissanceRe common share	$3.62	$2.75	$3.88	$1.58	$0.95

	Nine months ended
(common shares in thousands)	September 30, 2012	September 30, 2011
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$524,359	$(174,006)
Amount allocated to participating common shareholders (1)	(8,395)	(761)
	$515,964	$(174,767)
Denominator:
Denominator for basic income (loss) per RenaissanceRe common share -
Weighted average common shares	49,683	50,830
Per common share equivalents of employee stock options and restricted shares	687	—
Denominator for diluted income (loss) per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions (2)	50,370	50,830

Basic income (loss) per RenaissanceRe common share	$10.38	$(3.44)
Diluted income (loss) per RenaissanceRe common share (2)	$10.24	$(3.44)

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company's 2001 Stock Incentive Plan and Non-Employee Director Stock Incentive Plan.

(2)	Earnings per share calculations use average common shares outstanding - basic, when in a net loss position, as required by FASB ASC Topic Earnings Per Share.

21

RenaissanceRe Holdings Ltd.
Equity in Earnings (Losses) of Other Ventures

	Three months ended
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
Top Layer Re	$4,970	$5,113	$4,737	$(22,617)	$3,688
Tower Hill Companies	1,930	1,744	1,117	(348)	2,504
Other	(2,590)	(11)	(384)	263	(1,398)
Total equity in earnings (losses) of other ventures	$4,310	$6,846	$5,470	$(22,702)	$4,794

	Nine months ended
	September 30, 2012	September 30, 2011
Top Layer Re	$14,820	$(14,854)
Tower Hill Companies	4,791	3,271
Other	(2,985)	(2,248)
Total equity in earnings (losses) of other ventures	$16,626	$(13,831)

Other (Loss) Income

	Three months ended
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
Weather and energy risk management operations	$172	$5,875	$(35,463)	$(41,314)	$(3,232)
Gain on sale of NBIC	—	—	—	—	4,836
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	(3,696)	4,082	(1,779)	(2,381)	(2,704)
Other items	2,643	1,332	(1,852)	47	(915)
Total other (loss) income	$(881)	$11,289	$(39,094)	$(43,648)	$(2,015)

	Nine months ended
	September 30, 2012	September 30, 2011
Gain on sale of NBIC	$—	$4,836
Mark-to-market on Platinum warrant	—	2,975
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	(1,393)	39,795
Weather and energy risk management operations	(29,416)	(3,716)
Other items	2,123	(927)
Total other (loss) income	$(28,686)	$42,963

22

RenaissanceRe Holdings Ltd.
Ratings

	A.M. Best	S&P (4)	Moody's	Fitch
REINSURANCE SEGMENT (1)
Renaissance Reinsurance	A+	AA-	A1	A+
DaVinci	A	A+	A3	—
Glencoe	A	A	—	—
Top Layer Re	A+	AA	—	—
Renaissance Reinsurance of Europe	A+	AA-	—	—

LLOYD'S SEGMENT
RenaissanceRe Syndicate 1458	—	—	—	—
Lloyd's Overall Market Rating (2)	A	A+	—	A+

RENAISSANCERE (3)	—	Excellent	—	—
(1) The A.M. Best, S&P, Moody's and Fitch ratings for the companies in the Reinsurance and Insurance segments reflect the insurer's financial strength rating.
(2) The A.M. Best, S&P and Fitch ratings for the Lloyd's Overall Market Rating represent its financial strength rating.
(3) The S&P rating for RenaissanceRe represents rating on its Enterprise Risk Management practices.
(4) The S&P ratings for the companies in the Reinsurance and Insurance segments reflect, in addition to the insurer's financial strength rating, the insurer's issuer credit rating.

23

RenaissanceRe Holdings Ltd.
Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures in this Financial Supplement within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company's management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for the comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
The Company uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income (loss) available (attributable) to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments from continuing and discontinued operations, net other-than-temporary impairments from continuing and discontinued operations. The Company's management believes that “operating income (loss) available (attributable) to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from fluctuations in the Company's fixed maturity investment portfolio and equity investments trading. The Company also uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” to calculate “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized”. The following is a reconciliation of: 1) net income (loss) available (attributable) to RenaissanceRe common shareholders to operating income (loss) available (attributable) to RenaissanceRe common shareholders; 2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted to operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted; and 3) return on average common equity - annualized to operating return on average common equity - annualized:

	Three months ended					Nine months ended
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	September 30, 2012	September 30, 2011
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$180,660	$142,270	$201,429	$81,771	$49,263	$524,359	$(174,006)
Adjustment for net realized and unrealized gains on investments of continuing operations	(76,258)	(31,003)	(46,113)	(23,920)	(16,983)	(153,374)	(46,748)
Adjustment for net other-than-temporary impairments of continuing operations	—	209	134	103	449	343	449
Adjustment for net realized and unrealized gains on fixed maturity investments and net other-than-temporary impairments of discontinued operations	—	—	—	—	—	—	(42)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$104,402	$111,476	$155,450	$57,954	$32,729	$371,328	$(220,347)

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$3.62	$2.75	$3.88	$1.58	$0.95	$10.24	$(3.44)
Adjustment for net realized and unrealized gains on investments of continuing operations	(1.55)	(0.61)	(0.90)	(0.47)	(0.34)	(3.04)	(0.92)
Adjustment for net other-than-temporary impairments of continuing operations	—	—	—	—	0.01	0.01	0.01
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$2.07	$2.14	$2.98	$1.11	$0.62	$7.21	$(4.35)

Return on average common equity - annualized	22.0%	17.5%	25.6%	10.8%	6.6%	21.7%	(7.5)%
Adjustment for net realized and unrealized gains on investments of continuing operations	(9.3)%	(3.8)%	(5.9)%	(3.1)%	(2.3)%	(6.3)%	(2.1)%
Adjustment for net other-than-temporary impairments of continuing operations	—%	—%	—%	—%	0.1%	—%	—%
Operating return on average common equity - annualized	12.7%	13.7%	19.7%	7.7%	4.4%	15.4%	(9.6)%

24

RenaissanceRe Holdings Ltd.
Comments on Regulation G
The Company has also included in this Financial Supplement “managed catastrophe premiums”. “Managed catastrophe premiums” is defined as gross catastrophe premiums written by Renaissance Reinsurance and its related joint ventures. “Managed catastrophe premiums” differs from total catastrophe unit gross premiums written, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premiums written on behalf of the Company's joint venture Top Layer Re, which is accounted for under the equity method of accounting and the inclusion of catastrophe premiums written on behalf of the Company's Lloyd's segment. The Company's management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe premiums, as applicable, assumed by the Company through its consolidated subsidiaries and related joint ventures.
The Company has also included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends”. “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share; “tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. “Tangible book value per common share” differs from book value per common share, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of goodwill and intangible assets per share. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following is a reconciliation of book value per common share to tangible book value per common share and tangible book value per common share plus accumulated dividends:

	At
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
Book value per common share	$68.20	$65.07	$62.68	$59.27	$57.89
Adjustment for goodwill and other intangibles (1)	(0.85)	(0.83)	(0.84)	(0.82)	(0.94)
Tangible book value per common share	67.35	64.24	61.84	58.45	56.95
Adjustment for accumulated dividends	11.73	11.46	11.19	10.92	10.66
Tangible book value per common share plus accumulated dividends	$79.08	$75.70	$73.03	$69.37	$67.61

Quarter change in book value per common share	4.8%	3.8%	5.8%	2.4%	1.0%
Quarter change in tangible book value per common share plus change in accumulated dividends	5.3%	4.3%	6.3%	3.1%	1.5%

(1)
At September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, goodwill and other intangibles included $32.2 million, $33.3 million, $34.5 million, $33.5 million and $34.2 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

25